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                                                                    EXHIBIT 23.1






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 15, 2001, included in this Pactiv Hourly 401(k) Savings and Investment Plan (the Plan) Annual Report on Form 11-K, for the year ended December 31, 2000, into the previously filed Form S-8 Registration Statement File No. 333-33484.




                                          /s/ ARTHUR ANDERSEN LLP


Chicago, Illinois
June 28, 2001